Note 50 - Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events Abstract
Disclosure of Subsequent Events

50. Subsequent events

1) During November 2017, the Board of Directors agreed to a plan to sell its ownership interest in Prisma Medios de Pago S.A., and therefore the accounting balance of that ownership interest is presented as “Assets held for sale”, for an amount of 433,597 and 289,945 as of December 31, 2018 and 2017, respectively. The sale of 51% of the Bank’s shareholding in such Company was completed on February 1, 2019.

That day was completed the transfer of 2,344,064 common book-entry shares with a par value of Ps. 1 each and one vote per share, owned by the Bank in Prisma Medios de Pago S.A. in favor of AI ZENITH (Netherlands) B.V. (company associated with Advent International Global Private Equity), equivalent to 51% of the Bank's shareholding in the company.

According to the offer for the sale of the referred actions carried out by AI ZENITH (Netherlands) B.V., and accepted by the Bank, the estimated total price adjusted at the Closing date is USD 78,265, of which the Bank received on February 1, 2019 USD 46,457 and the payment of difference that is the amount of USD 31,808 will be deferred during the next 5 (five) years. It will be paid (i) 30% of said amount in Pesos at a UVA rate plus 15% nominal annual and (ii) 70% in USD at a nominal annual rate of 10%.

The final price of the shares will be determined according to the mechanisms established in the Offer within a period of up to 60 days from closing, if it does not merit comments from the buyer.